UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/5/2013

MF Global Holdings Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33590

Delaware	98-0551260
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

142 West 57th Street

10th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(646) 568-8114

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

Confirmation of Plan of Liquidation

As previously disclosed, on October 31, 2011, MF Global Holdings Ltd. (the “Company”) and its affiliated debtor, MF Global Finance USA Inc., filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On December 19, 2011, MF Global Capital LLC, MF Global FX Clear LLC, and MF Global Market Services LLC each filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court. On March 2, 2012, MF Global Holdings USA Inc. filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court. The chapter 11 cases for the Company, MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, MF Global Market Services LLC, and MF Global Holdings USA Inc. (collectively, the “Debtors”) have been assigned to the Honorable Judge Martin Glenn and are being jointly administered under the caption “In re MF Global Holdings Ltd., et al.” Case No. 11-15059 (MG).

On April 5, 2013, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Amended and Restated Joint Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code for the Debtors (the “Plan”). A copy of each of the Plan and the Confirmation Order (as entered by the Bankruptcy Court) is attached hereto as Exhibit 2.1 and Exhibit 2.2 respectively, and each is incorporated herein by reference. The Plan is not yet effective. In accordance with the Plan, the Plan will become effective upon the satisfaction or waiver of certain conditions precedent. The Plan Proponents anticipate that the Effective Date of the Plan will not occur before April 18, 2013.

Summary of the Plan

The following is a summary of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan and the Confirmation Order. To the extent there is a conflict between this summary and the Plan or Confirmation Order, the Plan or the Confirmation Order, as applicable, shall govern. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

The Plan constitutes a separate chapter 11 plan of liquidation for each Debtor. The Plan does not substantively consolidate the Debtors or their Affiliates. Allowed Claims against a Debtor will be satisfied primarily from the orderly liquidation of the assets of that Debtor.

In addition to Administrative Claims and Priority Tax Claims which need not be classified, the Plan designates nine (9) Classes of Claims against and Interests in the Company, eight (8) Classes of Claims against and Interests in MF Global Finance USA Inc.; six (6) Classes of Claims against and Interests in MF Global Holdings USA Inc.; and five (5) Classes of Claims against and Interests in each of MF Global Capital LLC, MF Global FX Clear LLC and MF Global Market Services LLC.

The Plan also includes Classes of Convenience Claims for MF Global Holdings Ltd, MF Global Finance USA Inc. and MF Global Holdings USA Inc., and provides that Holders of Allowed Convenience Claims will receive a single Distribution, on the Effective Date or as soon thereafter as is practicable, which shall satisfy such Convenience Claims in full. Such Holders of Convenience Claims shall not have any further right to a Distribution in respect of their Convenience Claims.

Distributions from each Debtor will be made in accordance with the Plan. After satisfying or reserving in full for Secured, Administrative, Priority Tax, and Priority Non-Tax Claims, and the payment of Convenience Claims in accordance with the Plan, each Debtor will distribute its Available Cash to unsecured creditors on a pro rata basis.

The Plan provides adequate and proper means for the Plan’s implementation, including (i) distribution of all Cash held by or for the benefit of each Debtor on the Effective Date plus Cash realized after the Effective Date from the sale, collection, or other disposition of Property of the Estates; (ii) a senior secured Exit Facility to fund Plan Administration Expenses and the Claims to be paid on or as soon as practicable after the Effective Date; (iii)

the appointment of the Company as Plan Administrator with the duties and responsibilities set forth in Section IV.C of the Plan to administer and maximize the value of the Debtors’ Estates; (iv) establishment of a Plan Trust to hold the Plan Trust Stock; (v) implementation of the Interco Settlement; (vi) preservation of Causes of Action; (vii) investment of Available Cash; (viii) allocation of fee reserves; (ix) the provisions governing Distributions under the Plan; (x) the procedures governing the allowance of Claims or Interests under the Plan; (xi) the dissolution or wind down of the Debtors in accordance with applicable law and consistent with the implementation of the Plan; and (xii) the liquidating trust vehicles that may be created under the Plan.

The Plan incorporates a settlement (as amended by the Revised Interco Settlement as detailed in the Disclosure Statement Supplement, the “Interco Settlement”), by and among all of the Debtors, which provides that: (a) the Intercompany Claims shall be Allowed after mutual setoffs without further reduction, setoff, or counterclaim of any kind, except that, with respect to the Company’s $1,886,930,980 Intercompany Claim against MF Global Finance USA Inc., the Company’s right to receive Distributions on account of $275,000,000 of such Claim shall be subordinated to the rights of the Holders of the Allowed Class 5B Liquidity Facility Unsecured Claims to receive such Distributions until such time that the Allowed Class 5B Liquidity Facility Unsecured Claims are paid in full; and (b) entry of the Confirmation Order shall be deemed to be approval of the Interco Settlement such that no objection by any party in interest to any Intercompany Claim shall be cognizable on or after the Effective Date. All Distributions that would otherwise be made to the Company in respect of the Company’s Intercompany Claim against MF Global Finance USA Inc. absent the subordination provisions of (a) above will be instead made to the Holders of the Allowed Class 5B Liquidity Facility Unsecured Claims in accordance with each Holder’s Pro Rata Share. The Plan, and specifically the Interco Settlement, constitute a settlement of potential litigation relating to the JPMorgan Standing Motion [Docket No. 1077] and the Intercompany Claims. The Interco Settlement is a critical component of the Plan and is fair and equitable and in the best interests of the Debtors’ Estates. The Interco Settlement gives due consideration to the strengths and weaknesses of potential arguments for and against the recharacterization of intercompany balances. Litigation regarding characterization of a vast number of intercompany balances would be extremely time consuming and expensive, and would delay Distributions to all Holders of Claims and Interests. The parties supporting the Interco Settlement include JP Morgan Chase Bank, N.A. (“JPMorgan”), the Chapter 11 Trustee, and the Creditor Co-Proponents, each of which is a sophisticated party represented by counsel in arm’s length negotiations.

Sections IV.D, V.B and V.C of the Plan provide for the manner in which the boards of directors or managers, as applicable, of each of the Debtors will be appointed following the Effective Date. The Plan Proponents have identified Rich Katz, Nader Tavakoli, and Daniel Ehrmann as the initial directors of each of the Company, MF Global Finance USA Inc., and MF Global Holdings USA Inc., and one of such initial directors shall also serve as the manager of each of MF Global Capital LLC, MF Global Market Services LLC and MF Global FX Clear LLC.

Article IV.G of the Plan provides for the Plan Administrator, on behalf of each Debtor, to retain and enforce all claims, demands, rights and Causes of Action that every Debtor and Estate may hold against any Person or Entity to the extent not otherwise released. The Plan Administrator on behalf of the Debtors is authorized to execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and provisions of the Plan and any securities issued pursuant to the Plan. The Debtors and their directors, officers, members, agents, and attorneys are authorized and empowered to issue, execute, deliver, file, or record any agreement, document, or security, including, without limitation, the documents contained in the Plan Supplement and the Exhibits to the Plan, as modified, amended, and supplemented, in substantially the form included therein, and to take any action necessary or appropriate to implement, effectuate, and consummate the Plan in accordance with its terms, or take any or all corporate actions authorized to be taken pursuant to the Plan, including merger of any of the Debtors and the dissolution of each of the Debtors, and any release, amendment, or restatement of any bylaws, certificates of incorporation, or other organizational documents of the Debtors, whether or not specifically referred to in the Plan or the Plan Supplement, without further order of the Bankruptcy Court, and any or all such documents shall be accepted by each of the respective state filing offices and recorded in accordance with applicable state law and shall become effective in accordance with their terms and the provisions of state law.

To the extent applicable, as evidenced in the Plan Supplement, each Debtor’s certificate of incorporation, bylaws or operating agreement, as applicable, shall be amended as of the Effective Date to contain a provision that prohibits the issuance of nonvoting equity securities.

The Monthly Operating Report for the period ended February 28, 2013 is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2013 and incorporated herein by reference (the “MOR”). Information regarding the assets and liabilities of the Company is included in the MOR.

The Plan Trust

The Plan provides for the creation of a liquidating trust (the “Plan Trust”) that will have a term of three years, subject to extension for a term not to exceed nine years from the date of the Confirmation Order (subject to certain limited exceptions) with the approval of the Bankruptcy Court. The Plan Trust may also terminate thirty days after the later of the final distribution of all of the Stock Distributions in accordance with the terms of the Plan Trust Agreement, the Plan and the Confirmation Order and the cancellation of the Plan Trust Stock (as defined below).

On the Effective Date, all existing equity securities issued by the Company will be cancelled in exchange for un-certificated and non-transferable beneficial interests in the assets of the Plan Trust (“Trust Interests”). Each holder of an existing equity interest shall neither receive nor retain any property or interest in property on account of such equity interest other than the Trust Interests.

One new share (the “Plan Trust Stock”) of the Company’s common stock, which will represent all issued and outstanding equity securities of the Company, will be issued to the Plan Trust, which shall hold such share for the benefit of the holders of such former equity securities of the Company as of the Effective Date. The Plan Trust Stock shall comprise the sole asset of the Plan Trust.

The Plan Trust is established for the sole purposes of (i) holding the Plan Trust Stock in accordance with the Plan and with no objective or authority to continue or engage in the conduct of a trade or business, (ii) aiding in the implementation of the Plan and (iii) receiving and distributing any proceeds with respect to the Plan Trust Stock pursuant to the Plan (the “Stock Distributions”), in each of cases (i) through (iii), for the benefit of the holders of interests in the Plan Trust consistent with the relative priority and economic entitlements of their former holdings of the Company’s stock immediately prior to the Petition Date. The Plan Trust is intended to qualify as a “liquidating trust” for federal income tax purposes.

The Plan Trust will be administered in accordance with the terms of the Plan Trust Agreement, which will be entered into on or prior to the Effective Date by the Company and the Plan Trustees. The initial trustees are Austin Saypol, solely in his capacity as the designee of Creditor Co-Proponent (Silver Point Capital Fund, L.P.), Andrew Shannahan, solely in his capacity as the designee of Creditor Co-Proponent (Knighthead Master Fund, LP), and Joe Kronsberg, solely in his capacity as the designee of Creditor Co-Proponent (Cyrus Capital Partners).

In accordance with the terms of the Plan Trust Agreement, the Company shall be responsible for and pay any and all actual, reasonable and necessary costs and expenses of the Plan Trust, including any claims of or reimbursements to the Plan Trustees, and actual, reasonable and necessary fees and expenses of the Plan Trustees and retained professionals. The existing holders of the Company’s equity securities are expected to become beneficiaries of the Plan Trust and holders of Trust Interests on or about the Effective Date. The preceding is a summary of the material features of the Plan Trust Agreement and qualified in its entirety by reference to the Plan Trust Agreement.

A copy of the Plan Trust Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

Pursuant to the Plan, on the Effective Date, all existing equity securities issued by the Company will be cancelled in exchange for the Trust Interests. One share of Plan Trust Stock, which will represent all issued and outstanding equity securities of the Company, will be issued to the Plan Trust which shall hold such share for the benefit of the holders of such former equity securities of the Company consistent with their former relative priority and economic entitlements as holders of the Company’s equity securities. Each holder of an existing equity interest of the Company shall neither receive nor retain any property or interest in property on account of such equity interest other than the Trust Interests. The Trust Interests shall entitle their holders to receive distributions with respect to the Plan Stock pursuant to the Plan. The Company does not expect holders of Trust Interests to receive any distribution because the creditors of the Company and the other Debtors are not expected to be paid in full. On or promptly after the Effective Date, the Plan Administrator shall file with the Securities and Exchange Commission a Form 15 for the purpose of terminating the registration of the Company’s publicly traded equity securities. Thereafter, the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended with respect to the Company’s common stock shall be terminated.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) As contemplated by the Plan and set forth in the Confirmation Order, Rich Katz, Nader Tavakoli, and Daniel Ehrmann will be appointed as the initial directors of the Company effective as of the Effective Date.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, Exhibit 2.1, Exhibit 2.2, and Exhibit 10.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Company’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Company’s control. Such factors include, without limitation: (i) the effectiveness of the plan of reorganization with respect to the Chapter 11 Case; (ii) the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Proceeding; and (iii) the potential adverse impact of the Chapter 11 Proceeding on the Company’s liquidity or results of operations. This list is not intended to be exhaustive.

The Company’s informational filings with the Bankruptcy Court are available to the public at the office of the Clerk of the Bankruptcy Court.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Amended and Restated Joint Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code for MF Global Holdings Ltd., MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, MF Global Market Services LLC, and MF Global Holdings USA Inc., dated April 1, 2013.

2.2	Order Confirming Amended and Restated Joint Plan of Liquidation Pursuant to Chapter 11 Of The Bankruptcy Code for MF Global Holdings Ltd., MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, MF Global Market Services LLC, And MF Global Holdings USA Inc., Dated April 5, 2013.

10.1	Form of Plan Trust Agreement by and among MF Global Holdings Ltd. and the Plan Trust trustees party thereto.

99.1	Monthly Operating Report for the period February 1, 2013 through February 28, 2013, filed with the United States Bankruptcy Court for the Southern District of New York[1].

[1]	Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2013, accession number 0001193125-13-118655.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MF Global Holdings Ltd.

Date: April 11, 2013	By:	/s/ Laurie Ferber
	Name:	Laurie Ferber
	Title:	General Counsel and Executive Vice President

EXHIBIT INDEX

2.1	Amended and Restated Joint Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code for MF Global Holdings Ltd., MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, MF Global Market Services LLC, and MF Global Holdings USA Inc., dated April 1, 2013.

2.2	Order Confirming Amended and Restated Joint Plan of Liquidation Pursuant to Chapter 11 Of The Bankruptcy Code for MF Global Holdings Ltd., MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, MF Global Market Services LLC, And MF Global Holdings USA Inc., dated April 5, 2013.

10.1	Form of Plan Trust Agreement by and among MF Global Holdings Ltd. and the Plan Trust trustees party thereto.